UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2005


                          CHARTWELL INTERNATIONAL, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                        005-59509                 95-3979080

(State or other jurisdiction of   (Commission File No.)         (IRS Employer
       incorporation)                                        Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
                              --------------------
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Section 3- Securities and Trading Markets
-----------------------------------------

Item 3.02 Unregistered Sales of Equity Securities.

     On July 8, 2005, the Company entered into definitive agreements with foreign institutions and other accredited investors (the "Investors"), pursuant to which the Investors agreed to purchase up to 7,032,667 shares of restricted common stock, par value $0.001 per share, at a purchase price of $1.50 per share for an aggregate offering price of up to $10,549,001. As of July 8, 2005, the Company has sold 6,077,267 shares of common stock and received gross proceeds of $9,115,901 in cash, with signed subscriptions for the remaining 955,400 shares that will be issued, subject to a 5% limitation on ownership.

     The private placement was conducted primarily by the Company with introductions made by certain individuals and Orchestra Finance LLP. In certain cases where investors were introduced to the Company, the Company agreed to pay a 10% fee to such introducers. The 10% fee is based on the gross proceeds received by the Company from the introduced investors. The introduction fee will be paid as follows: 50% in cash and 50% in the form of restricted shares of common stock.

     With the exception of two U.S. accredited investors, all investors participating in the private placement were non-U.S. persons and were not in the U.S. at the time of offer and sale of the common stock. The shares of common stock were offered and sold by the Company in reliance on Section 506 of Regulation D and/or Regulation S of the Securities Act of 1933, as amended.

     In connection with this financing, Chartwell has agreed to prepare and file a registration statement covering the resale of the common stock purchased by the investors in the private placement following its fiscal year end audit.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.              Exhibit Description
         -----------              -------------------
           4.1                    Form of Securities Purchase Agreement (A-1)
           4.2                    Form of Securities Purchase Agreement (A-2)
           4.3                    Form of Securities Purchase Agreement (A-3)
          10.1                    Introduction Agreement dated May 13, 2005
          99                      Press Release dated July 11, 2005 titled
                                  "Chartwell International, Inc. announces
                                  $10,500,000 Private Placement of Common Stock"




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CHARTWELL INTERNATIONAL, INC.,
                                 a Nevada Corporation


Dated:  July 8, 2005             /s/ Imre Eszenyi
                                 --------------------------------------------
                                 Imre Eszenyi,
                                 Vice President

                                  EXHIBIT INDEX

         Exhibit No.              Exhibit Description
         -----------              -------------------
           4.1                    Form of Securities Purchase Agreement (A-1)
           4.2                    Form of Securities Purchase Agreement (A-2)
           4.3                    Form of Securities Purchase Agreement (A-3)
          10.1                    Introduction Agreement dated May 13, 2005
          99                      Press Release dated July 11, 2005 titled
                                  "Chartwell International, Inc. announces
                                  $10,500,000 Private Placement of Common Stock"